FOR IMMEDIATE RELEASE
Date:  January 23, 2006
Contact:  Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683

COMMUNITY BANKS REPORTS RECORD 4th QUARTER

Harrisburg, PA- Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today reported record profit performance in its second full quarter of operations since its 2005 mid-year merger with Blue Ball Bank. Community reported record net income for the second consecutive quarter in the post-merger period as profits reached almost $11 million and earnings per share grew to an all-time high of $ 0.47. Net income nearly doubled from the fourth quarter of 2004 and earnings per share grew by almost 7%. Blue Ball now operates as a separate division of Community in the attractive Lancaster, Berks and Chester counties of south-central Pennsylvania. This merger was the largest and most significant in the history of the franchise. Community’s core franchise now boasts assets of $3.3 billion with over 70 community banking offices located in the heart of an enviable central Pennsylvania footprint.

Since the time of the original merger announcement, Community has undertaken a deliberate strategy to facilitate successful assimilation of both the operations and the financial position of the two banks. Community enters 2006 having successfully completed the merger and is now in a position to accommodate future expansion opportunities and profitability growth. Community is now the 8th largest financial services holding company headquartered in Pennsylvania and the largest financial institution headquartered in its capital city of Harrisburg.

“We followed a very disciplined and methodical process in joining these two very successful companies, said Eddie L. Dunklebarger, President and Chief Executive Officer. “It is very gratifying to see tangible evidence of the success of our efforts in the form of increased earnings for our combined shareholder base. Most importantly, we achieved these results while minimizing any disruption in service to our existing customers,” he added.

During the pre-merger second quarter of 2005, Community had absorbed substantial merger, conversion and balance sheet restructuring expenses (“special charges”) that were incurred to facilitate the successful integration of the Blue Ball franchise beginning on July 1, 2005. These efforts included a  restructuring of the balance sheet that contributed to a substantial improvement in net interest margin in the last half of 2005. In the fourth quarter, net interest margin reached 3.96%, a substantial improvement over the 3.46% in the last quarter immediately preceding the merger. Community  reduced its dependence on volatile, high-cost, wholesale funding sources while simultaneously increasing its access to more stable core deposit relationships through the merger. Net interest margin is a critical measure of a bank’s ability to maximize revenues from a given earning asset base.

The value of the merger also manifested itself in meaningful improvement in the efficiency of the combined operations. The efficiency ratio, which measures the portion of revenue dollars that are needed to absorb operational expenses, decreased to 55.6% in the fourth quarter, a substantial improvement over the 60.4% experienced for all of 2004. In addition, Community has now established a combined capital base that will accommodate future growth of the franchise and allow for more proactive interest rate risk management in an increasingly uncertain interest rate environment. Asset quality metrics continued to reflect favorable overall credit conditions, including net charge-offs of 0.05% of loans for all of 2005.

Annual earnings for the full year 2005 were adversely affected by the impact of the merger, conversion and balance sheet restructuring expenses. These expenses reduced 2005 results by $5.3 million on an after tax basis, almost all of which was recorded in the second quarter of the year. These “special charges” reduced earnings per share by $0.29 for all of 2005. Excluding the $5.3 million of special charges, Community recorded “core” net income of nearly $31.0 million, an increase of $9.2 million over the net income of $21.8 million achieved in 2004. This was an increase of 42% in year-over-year earnings. Even after adjusting income to include the “special charges”, annual net income reached $25.6 million and reflected a 17% increase over 2004. The special charges reduced reported earnings per share from $1.71 to $1.42 for the full year, which compared to $1.73 in 2004.

“Core” net income was comprised of $10.7 million in the first half of 2005 and $20.3 million in the second half. Blue Ball’s operating activity was included only in the second half of the year and was the primary driver of the increase in net income between the first and second halves of 2005.

Important traditional measures of relative financial performance include return on average assets (ROA) and return on average equity (ROE), which declined to 0.96% and 8.04%, respectively, for 2005. Comparable measures in 2004 were 1.12% and 14.86%. The decline in these measures was dramatically influenced by the impact of the merger, conversion, and restructuring expenses, and by the impact of the application of purchase accounting in the merger of PennRock. Comparable “non-GAAP” measures include “return on tangible assets” (ROTA) and “return on tangible equity” (ROTE), which actually increased to 1.32% and 17.79%, respectively, compared to 1.13% and 15.55% a year ago. Community has attached an extensive reconcilement of “GAAP” to “non-GAAP” presentations to this release. Community is now providing certain “non-GAAP” information to assist investors in their understanding of the effect of acquisition activity on reported results. Such information is not presented as a substitute for traditional GAAP measurements, but is provided as a supplemental enhancement to improve comparability and investor understanding.

     Total loans grew 84% from one year ago, while total assets and deposits grew 70% and 76%, respectively, as growth rates were disproportionately influenced by the merger. Loans are now at $2.2 billion at the end of 2005, while deposits stand at almost $2.3 billion. Tangible equity capital, which excludes the intangible assets of $259 million, is at $219 million. Tangible equity stands at 7.18% of tangible assets. The fourth quarter performance resulted in a return on tangible equity of 20.83% versus 15.55% for all of 2004. Because the merger was accounted for under the purchase accounting method (now required under authoritative accounting guidance), many of the traditional metrics used to evaluate performance in a post-merger environment have undergone change. Return on “tangible” equity has become a relevant measure of shareholder return for companies that have experienced substantial merger activity in periods after the mandatory application of the purchase method of accounting for business combinations.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004

Consolidated summary of operations:
Interest income	$45,242	$25,710	$142,293	$99,799
Interest expense	18,593	11,089	59,648	43,242
Net interest income	26,649	14,621	82,645	56,557
Provision for loan losses	600	750	2,300	3,100
Net interest income after provision for loan losses	26,049	13,871	80,345	53,457

Non-interest income:
Investment management and trust services	951	391	2,692	1,510
Service charges on deposit accounts	2,793	2,012	9,413	7,120
Other service charges, commissions, and fees	1,689	792	5,452	3,357
Investment security gains	12	186	259	2,470
Insurance premium income and commissions	743	873	3,350	3,260
Mortgage banking activities	631	652	2,354	2,665
Earnings on investment in life insurance	650	383	2,063	1,593
Other	294	133	854	1,238
Total non-interest income	7,763	5,422	26,437	23,213

Non-interest expenses:
Salaries and employee benefits	10,461	7,486	36,998	28,337
Net occupancy	3,567	2,070	11,355	8,287
Merger, conversion and restructuring expenses	---	---	8,205	---
Marketing expense	597	425	2,036	2,325
Telecommunications expense	489	306	1,359	1,285
Amortization of intangibles	696	42	1,424	161
Other	4,370	2,289	13,692	9,598
Total non-interest expenses	20,180	12,618	75,069	49,993
Income before income taxes	13,632	6,675	31,713	26,677
Income taxes	2,671	1,135	6,072	4,879

Net income	$10,961	$5,540	$25,641	$21,798

Net loan charge-offs	$408	$765	$824	$1,857
Net interest margin (FTE)	3.96%	3.51%	3.76%	3.44%
Efficiency ratio (1)	55.56%	59.16%	57.51%	60.42%
Return on average assets	1.31%	1.13%	0.96%	1.12%
Return on average stockholders’ equity	9.14%	14.54%	8.04%	14.96%
Net operating (tangible) income (2)	$11,525	$5,567	$32,127	$21,903
Operating return on average tangible assets (2)(3)	1.50%	1.13%	1.27%	1.13%
Operating return on average tangible equity (2)(3)	20.83%	15.11%	17.09%	15.55%

Consolidated per share data:

Basic earnings per share	$0.48	$0.45	$1.44	$1.78

Diluted earnings per share	$0.47	$0.44	$1.42	$1.73

Book value at end of period	$20.80	$12.45	$20.80	$12.45

Tangible book value at end of period (3)	$9.57	$12.04	$9.57	$12.04

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Consolidated balance sheet data:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004

Average total loans	$2,199,834	$1,201,454	$1,712,509	$1,153,933
Average earning assets	2,865,537	1,844,675	2,388,431	1,831,881
Average assets	3,313,950	1,957,240	2,668,605	1,941,096
Average tangible assets (3)	3,056,153	1,952,225	2,536,957	1,936,199
Average deposits	2,262,752	1,304,590	1,807,231	1,295,977
Average stockholders’ equity	475,514	151,557	318,768	145,750
Average tangible equity (3)	219,459	146,542	187,982	140,853
Average diluted shares outstanding	23,259,000	12,553,000	18,072,000	12,575,000

			12/31/2005
			vs.
	December 31,	December 31,	12/31/2004
	2005	2004	% Change

Assets	$3,332,430	$1,954,799	70%
Total loans	2,234,497	1,215,951	84%
Deposits	2,294,367	1,305,537	76%
Stockholders’ equity	476,673	152,341	213%
Diluted shares outstanding	23,200,000	12,549,000	85%

Non-accrual loans	$9,060	$5,428	67%
Foreclosed real estate	1,447	2,094	(31)%
Total non-performing assets	10,507	7,522	40%
Accruing loans 90 days past due	22	---	---

Total risk elements	$10,529	$7,522	40%

Allowance for loan losses	$22,965	$14,421	59%

Asset quality ratios:

Allowance for loan losses to total loans	1.03%	1.19%
Allowance for loan losses to non-accrual loans	253%	266%
Non-accrual loans to total loans	0.41%	0.45%
Non-performing assets to total assets	0.32%	0.38%

(1) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.
(2) Net operating (tangible) income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net operating (tangible) income appears on page 5.

(3) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 5.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Measures:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Income statement data:

Net income
Net income	$10,961	$5,540	$25,641	$21,798
Amortization of core deposit and other intangible assets (1)	564	27	1,153	105
Merger, conversion and restructuring expenses (1)	---	---	5,333	---
Net operating (tangible) income	$11,525	$5,567	$32,127	$21,903

Balance sheet data:

Average assets
Average assets	$3,313,950	$1,957,240	$2,668,605	$1,941,096
Goodwill	(243,203)	(3,513)	(123,412)	(3,405)
Core deposit and other intangible assets	(14,594)	(1,502)	(8,236)	(1,492)
Deferred taxes	---	---	---	---
Average tangible assets	$3,056,153	$1,952,225	$2,536,957	$1,936,199

Operating return on average tangible assets	1.50%	1.13%	1.27%	1.13%

Average equity
Average equity	$475,514	$151,557	$318,768	$145,750
Goodwill	(243,203)	(3,513)	(123,412)	(3,405)
Core deposit and other intangible assets	(14,594)	(1,502)	(8,236)	(1,492)
Deferred taxes	1,742	---	862	---
Average tangible equity	$219,459	$146,542	$187,982	$140,853

Operating return on average tangible equity	20.83%	15.11%	17.09%	15.55%

At end of quarter:
Total assets
Total assets	$3,332,430	$1,954,799	$3,332,430	$1,954,799
Goodwill	(244,827)	(3,570)	(244,827)	(3,570)
Core deposit and other intangible assets	(14,253)	(1,481)	(14,253)	(1,481)
Deferred taxes	---	---	---	---
Total tangible assets	$3,073,350	$1,949,748	$3,073,350	$1,949,748

Total equity
Total equity	$476,673	$152,341	$476,673	$152,341
Goodwill	(244,827)	(3,570)	(244,827)	(3,570)
Core deposit and other intangible assets	(14,253)	(1,481)	(14,253)	(1,481)
Deferred taxes	1,734	---	1,734	---
Total tangible equity	$219,327	$147,290	$219,327	$147,290

Tangible book value at end of period	$9.57	$12.04	$9.57	$12.04

(1) Net of related tax effect

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

KEY RATIOS

	2005					2004
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter
Diluted earnings (loss) per share	$1.42	$0.47	$0.44	$(0.09)	$0.44	$1.73	$0.44
Tangible operating earnings per share (1)	$1.77	$0.49	$0.47	$0.32	$0.44	$1.74	$0.44
Return on average assets	0.96%	1.31%	1.24%	(0.22)%	1.12%	1.12%	1.13%
Return on average equity	8.04%	9.14%	8.52%	(2.97)%	14.23%	14.96%	14.54%
Operating return on average tangible assets (2)	1.27%	1.50%	1.43%	0.79%	1.13%	1.13%	1.13%
Operating return on average tangible equity (2)	17.09%	20.83%	19.21%	10.77%	14.80%	15.55%	15.11%

Net interest margin	3.76%	3.96%	3.89%	3.46%	3.55%	3.44%	3.51%
Non-interest income/revenues (FTE excluding security gains)	22.57%	21.34%	21.74%	24.60%	23.95%	24.74%	24.33%
Provision for loan losses/average loans (annualized)	0.13%	0.11%	0.07%	0.24%	0.18%	0.27%	0.25%
Efficiency ratio (3)	57.51%	55.56%	57.86%	58.42%	58.97%	60.42%	59.16%

Non-performing assets to period-end loans		0.47%	0.60%	0.73%	0.62%		0.62%
90 day past due loans to period-end loans		0.00%	0.00%	0.00%	0.00%		0.00%
Total risk elements to period-end loans		0.47%	0.60%	0.73%	0.62%		0.62%

Allowance for loan losses to loans	1.03%	1.03%	1.05%	1.20%	1.18%	1.19%	1.19%
Allowance for loan losses to
non-accrual loans	253%	253%	212%	223%	254%	266%	266%
Net charge-offs/average loans (annualized)	0.05%	0.07%	0.01%	0.04%	0.07%	0.16%	0.25%

Equity to assets	14.30%	14.30%	14.61%	7.75%	7.54%	7.79%	7.79%
Tangible equity to assets (2)	7.14%	7.14%	7.41%	7.51%	7.31%	7.55%	7.55%

(1) Net tangible operating income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net tangible operating income appears on page 19.

(2) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 19.

(3) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.
Note: Certain amounts reported in prior quarters have been reclassified to conform with the current presentation. These reclassifications did not impact Community’s financial condition or results of operations.

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

PER SHARE STATISTICS *

Diluted Earnings (Loss) per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Total
2005	$0.47	$0.44	$(0.09)	$0.44	$1.42
2004	$0.44	$0.45	$0.43	$0.41	$1.73
2003	$0.41	$0.41	$0.40	$0.41	$1.63

Average Diluted Shares Outstanding
(in thousands)	Fourth	Third	Second	First	Average for
	Quarter	Quarter	Quarter	Quarter	Year
2005	23,259	23,572	12,609	12,564	18,072
2004	12,553	12,508	12,587	12,653	12,575
2003	12,623	12,501	12,433	12,375	12,497

Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2005	$20.80	$20.82	$12.41	$12.33
2004	$12.45	$12.26	$11.15	$12.27
2003	$11.73	$11.25	$11.73	$10.83

Tangible Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2005	$9.57	$9.73	$12.01	$11.92
2004	$12.04	$11.85	$10.74	$11.88

* Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

QUARTER END INFORMATION

(dollars in thousands)	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans, net	$2,211,532	$2,142,657	$1,269,305	$1,231,150	$1,201,530
Earning assets	2,869,978	2,842,809	1,863,027	1,895,648	1,838,116
Goodwill and identifiable intangible assets	259,080	258,057	4,964	5,008	5,051
Total assets	3,332,430	3,291,232	1,982,732	2,012,653	1,954,799
Deposits	2,294,367	2,244,791	1,382,866	1,348,250	1,305,537
Long-term debt	430,719	457,728	356,210	427,942	404,662
Subordinated debt	30,928	30,928	30,928	30,928	30,928
Total shareholder's equity	476,673	480,960	153,582	151,758	152,341
Accumulated other comprehensive income (loss) (net of tax)	(3,779)	1,381	1,559	(2,350)	3,211

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Earning Assets:
Loans	$2,199,834	$2,138,081	$1,265,479	$1,231,192	$1,201,454
Federal funds sold and other	35,447	102,295	80,109	25,788	17,223
Taxable investment securities	395,480	406,654	368,637	401,038	415,262
Tax-exempt investment securities	234,776	226,125	214,609	212,036	210,736
Total earning assets	2,865,537	2,873,155	1,928,834	1,870,054	1,844,675

Cash and due from banks	65,271	59,404	36,964	37,994	40,689
Allowance for loan losses	(22,976)	(22,778)	(15,189)	(14,533)	(14,551)
Goodwill and other identifiable intangibles	257,797	254,648	4,988	5,029	5,015
Premises, equipment and other assets	148,321	152,031	86,021	84,575	81,412
Total assets	$3,313,950	$3,316,460	$2,041,618	$1,983,119	$1,957,240

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$848,320	$850,801	$526,821	$501,945	$494,275
Time	869,096	865,136	537,585	528,686	514,560
Time deposits greater than $100,000	186,514	175,634	128,052	113,081	107,250
Short-term borrowings	72,606	56,948	36,687	31,106	48,926
Long-term debt	447,532	476,602	424,105	425,318	405,615
Subordinated debt	30,928	30,928	30,928	30,928	30,928
Total interest-bearing liabilities	2,454,996	2,456,049	1,684,178	1,631,064	1,601,554

Noninterest-bearing deposits	358,822	356,733	190,045	183,048	188,505
Other liabilities	24,618	22,493	13,501	12,612	15,624
Total liabilities	2,838,436	2,835,275	1,887,724	1,826,724	1,805,683
Stockholders' equity	475,514	481,185	153,894	156,395	151,557
Total liabilities and stockholders’ equity	$3,313,950	$3,316,460	$2,041,618	$1,983,119	$1,957,240

CHANGE IN AVERAGE BALANCES*

	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans	83.1%	81.9%	11.2%	11.9%	12.5%
Total assets	69.3%	69.4%	4.1%	4.6%	7.3%
Deposits	73.4%	71.2%	4.5%	6.8%	7.4%
Shareholders' equity	213.8%	239.3%	8.1%	6.2%	8.9%

* Compares the current quarter to the comparable quarter of the prior year

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(dollars in thousands)	2005					2004
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter
Interest income	$142,293	$45,242	$43,478	$27,390	$26,183	$99,799	$25,710
Tax equivalent adjustment	7,163	1,922	1,811	1,741	1,689	6,539	1,664

	149,456	47,164	45,289	29,131	27,872	106,338	27,374
Interest expense	59,648	18,593	17,081	12,481	11,493	43,242	11,089

Net interest income	89,808	28,571	28,208	16,650	16,379	63,096	16,285
Provision for loan losses	2,300	600	400	750	550	3,100	750

Net interest income after provision	87,508	27,971	27,808	15,900	15,829	59,996	15,535
Non-interest income	23,824	7,120	7,177	4,883	4,644	18,078	4,584
Investment security gains income	259	12	29	167	51	2,470	186
Mortgage banking activities income	2,354	631	660	548	515	2,665	652
Non-interest expenses	66,864	20,180	20,836	13,189	12,659	49,993	12,618
Merger, conversion and restructuring expenses	8,205	---	248	7,957	---	---	---

Income before income taxes	38,876	15,554	14,590	352	8,380	33,216	8,339
Income taxes	6,072	2,671	2,447	(250)	1,204	4,879	1,135
Tax equivalent adjustment	7,163	1,922	1,811	1,741	1,689	6,539	1,664

NET INCOME (LOSS)	$25,641	$10,961	$10,332	$(1,139)	$5,487	$21,798	$5,540

Tax effect of security transactions	$91	$4	$10	$58	$18	$865	$65

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

ANALYSIS OF NON-INTEREST INCOME

(dollars in thousands)	2005					2004
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Investment management and trust services	$2,692	$951	$796	$531	$414	$1,510	$391
Service charges on deposit accounts	9,413	2,793	2,799	2,028	1,793	7,120	2,012
Other service charges, commissions and fees	5,452	1,689	1,819	934	1,010	3,357	792
Insurance premium income and commissions	3,350	743	825	880	902	3,260	873
Earnings on investment in life insurance	2,063	650	659	355	399	1,593	383
Other income	854	294	279	155	126	1,238	133

Total non-interest income	$23,824	$7,120	$7,177	$4,883	$4,644	$18,078	$4,584

ANALYSIS OF NON-INTEREST EXPENSES

(dollars in thousands)	2005					2004
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Salaries and employee benefits	$36,998	$10,461	$11,808	$7,436	$7,293	$28,337	$7,486
Net occupancy expense	11,355	3,567	3,364	2,199	2,225	8,287	2,070
Marketing expense	2,036	597	528	466	445	2,325	425
Telecommunications expense	1,359	489	309	257	304	1,285	306
Amortization of intangibles	1,424	696	641	43	44	161	42
Other operating expenses	13,692	4,370	4,186	2,788	2,348	9,598	2,289

Total non-interest expenses	$66,864	$20,180	$20,836	$13,189	$12,659	$49,993	$12,618

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

RISK ELEMENTS ANALYSIS

(dollars in thousands)	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing assets:
Non-accrual loans	$9,060	$10,736	$6,896	$5,807	$5,428
Troubled debt restructurings	---	---	---	---	---
Foreclosed real estate	1,447	2,273	2,444	1,935	2,094

Total non-performing assets	10,507	13,009	9,340	7,742	7,522
Accruing loans 90 days or more past due	22	7	---	---	---

Total risk elements	$10,529	$13,016	$9,340	$7,742	$7,522

Non-performing assets to period-end loans	0.47%	0.60%	0.73%	0.62%	0.62%

90 day past due loans to period-end loans	0.00%	0.00%	0.00%	0.00%	0.00%

Total risk elements to period-end loans	0.47%	0.60%	0.73%	0.62%	0.62%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$22,773	$15,383	$14,754	$14,421	$14,436
Loans charged off	(1,153)	(271)	(439)	(460)	(922)
Recoveries	745	193	318	243	157

Net loans charged off	(408)	(78)	(121)	(217)	(765)

Provision for loan losses	600	400	750	550	750

Allowance established for acquired credit risk	---	7,068	---	---	---

Balance at end of period	$22,965	$22,773	$15,383	$14,754	$14,421

Net loans charged-off to average loans*	0.07%	0.01%	0.04%	0.07%	0.25%

Provision for loan losses to average loans*	0.11%	0.07%	0.24%	0.18%	0.25%

Allowance for loan losses to loans	1.03%	1.05%	1.20%	1.18%	1.19%

*Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

OTHER RATIOS

	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Investment portfolio - fair value to amortized cost	99.6%	100.9%	101.1%	100.0%	101.4%
Dividend payout ratio	41.8%	42.7%	NR*	38.1%	37.5%
Net loans to deposits ratio, average	96.2%	94.1%	90.4%	91.7%	91.0%

MARKET PRICE AND DIVIDENDS DECLARED **

	Closing Bid Price Range		Dividends
Year / Quarter	High	Low	Declared

2005
First	$28.51	$23.70	$0.1700
Second	$26.50	$23.04	$0.1900
Third	$28.85	$26.66	$0.1900
Fourth	$29.84	$25.09	$0.2000
			$0.7500

2004
First	$34.52	$28.41	$0.1619
Second	$31.58	$27.02	$0.1700
Third	$29.73	$25.35	$0.1700
Fourth	$31.47	$28.77	$0.1700
			$0.6719

2003
First	$22.51	$20.79	$0.1512
Second	$23.81	$22.11	$0.1586
Third	$26.59	$23.69	$0.1586
Fourth	$32.14	$26.67	$0.1586
			$0.6270

* Not relevant
** Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

NET INTEREST MARGIN - YEAR-TO-DATE

(dollars in thousands)	December 31, 2005			December 31, 2004
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$58,973	$1,898	3.22%	$10,126	$137	1.35%
Investment securities	614,922	34,418	5.60%	665,648	35,480	5.33%
Loans - commercial	592,556	39,872	6.73%	404,653	23,176	5.73%
- commercial real estate	562,852	36,914	6.56%	310,769	18,743	6.03%
- residential real estate	128,120	8,027	6.27%	95,547	6,320	6.61%
- consumer	431,008	28,327	6.57%	345,138	22,482	6.51%
Total earning assets	$2,388,431	$149,456	6.26%	$1,831,881	$106,338	5.80%

Deposits - savings and NOW accounts	$683,316	$9,504	1.39%	$495,968	$4,274	0.86%
- time	852,596	26,927	3.16%	621,925	18,249	2.93%
Short-term borrowings	49,494	1,479	2.99%	59,303	739	1.25%
Long-term debt	443,509	19,700	4.44%	394,944	18,382	4.65%
Subordinated debt	30,928	2,038	6.59%	30,928	1,598	5.17%
Total interest-bearing liabilities	$2,059,843	$59,648	2.90%	$1,603,068	$43,242	2.70%

Interest income to earning assets			6.26%			5.80%
Interest expense to paying liabilities			2.90%			2.70%
Interest spread			3.36%			3.10%
Impact of noninterest funds			0.40%			0.34%
Net interest margin		$89,808	3.76%		$63,096	3.44%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	December 31, 2005			December 31, 2004
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$33,057	$307	3.68%	$16,133	$76	1.87%
Investment securities	630,256	9,068	5.71%	625,998	8,658	5.50%
Loans - commercial	766,532	13,763	7.12%	402,008	6,046	5.98%
- commercial real estate	779,459	13,299	6.77%	348,740	5,293	6.04%
- residential real estate	154,716	2,325	5.96%	93,701	1,512	6.42%
- consumer	501,517	8,402	6.65%	358,095	5,789	6.43%
Total earning assets	$2,865,537	$47,164	6.53%	$1,844,675	$27,374	5.90%

Deposits - savings and NOW accounts	$848,320	$3,423	1.60%	$494,275	$1,119	0.90%
- time	1,055,610	9,054	3.40%	621,810	4,602	2.94%
Short-term borrowings	72,606	670	3.66%	48,926	215	1.75%
Long-term debt	447,532	4,889	4.33%	405,615	4,718	4.63%
Subordinated debt	30,928	557	7.15%	30,928	435	5.60%
Total interest-bearing liabilities	$2,454,996	$18,593	3.00%	$1,601,554	$11,089	2.75%

Interest income to earning assets			6.53%			5.90%
Interest expense to paying liabilities			3.00%			2.75%
Interest spread			3.53%			3.15%
Impact of noninterest funds			0.43%			0.36%
Net interest margin		$28,571	3.96%		$16,285	3.51%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	December 31, 2005			September 30, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$33,057	$307	3.68%	$100,263	$857	3.39%
Investment securities	630,256	9,068	5.71%	632,779	8,760	5.49%
Loans - commercial	766,532	13,763	7.12%	740,034	12,665	6.79%
- commercial real estate	779,459	13,299	6.77%	731,449	12,135	6.58%
- residential real estate	154,716	2,325	5.96%	176,263	2,731	6.15%
- consumer	501,517	8,402	6.65%	492,367	8,141	6.56%
Total earning assets	$2,865,537	$47,164	6.53%	$2,873,155	$45,289	6.25%

Deposits - savings and NOW accounts	$848,320	$3,423	1.60%	$850,801	$3,048	1.42%
- time	1,055,610	9,054	3.40%	1,040,770	7,945	3.03%
Short-term borrowings	72,606	670	3.66%	56,948	452	3.15%
Long-term debt	447,532	4,889	4.33%	476,602	5,109	4.25%
Subordinated debt	30,928	557	7.15%	30,928	527	6.76%
Total interest-bearing liabilities	$2,454,996	$18,593	3.00%	$2,456,049	$17,081	2.76%

Interest income to earning assets			6.53%			6.25%
Interest expense to paying liabilities			3.00%			2.76%
Interest spread			3.53%			3.49%
Impact of noninterest funds			0.43%			0.40%
Net interest margin		$28,571	3.96%		$28,208	3.89%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)	2005				2004
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Commercial:
Commercial	$723,248	$706,475	$392,101	$378,986	$359,112
Obligations of political subdivisions	59,698	53,881	54,241	54,327	49,993
Total commercial	782,946	760,356	446,342	433,313	409,105

Commercial real estate:
Commercial mortgages	$793,969	$737,432	$374,202	$363,246	$356,871

Residential real estate:
Residential mortgages	$149,525	$150,596	$81,115	$84,469	$83,979
Construction	4,532	26,437	5,846	6,190	8,703
Total residential real estate	154,057	177,033	86,961	90,659	92,682

Consumer:
Home equity loans	$252,080	$236,363	$229,946	$224,608	$224,494
Home equity lines of credit	113,133	120,080	56,603	54,309	53,921
Indirect consumer loans	63,644	62,471	57,931	53,847	52,808
Other consumer loans	74,668	71,695	32,703	25,922	26,070
Total consumer	503,525	490,609	377,183	358,686	357,293

Total loans	$2,234,497	$2,165,430	$1,284,688	$1,245,904	$1,215,951

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2005

Reconciliation of GAAP to Non-GAAP Measures:
(in millions, except per share data)	2005					2004
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Income statement data:
Net income (loss)
Net income (loss)	$25.6	$10.9	$10.3	$(1.1)	$5.5	$21.8	$5.5
Amortization of core deposit and other intangible assets (1)	1.1	0.6	0.5	---	---	0.1	---
Merger, conversion and restructuring expenses (1)	5.3	---	0.2	5.1	---	---	---
Net operating (tangible) income (loss)	$32.0	$11.5	$11.0	$4.0	$5.5	$21.9	$5.5

Earnings (loss) per share
Diluted earnings (loss) per common share	$1.42	$0.47	$0.44	$(0.09)	$0.44	$1.73	$0.44
Amortization of core deposit and other intangible assets (1)	0.06	0.02	0.02	---	---	0.01	---
Merger, conversion and restructuring expenses (1)	0.29	---	0.01	0.41	---	---	---
Diluted operating (tangible) earnings (loss) per share	$1.77	$0.49	$0.47	$0.32	$0.44	$1.74	$0.44

Balance sheet data:
Average assets
Average assets	$2,668.6	$3,314.0	$3,316.5	$2,041.6	$1,983.1	$1,941.1	$1,957.2
Goodwill	(123.4)	(243.2)	(239.4)	(3.6)	(3.6)	(3.4)	(3.5)
Core deposit and other intangible assets	(8.2)	(14.6)	(15.3)	(1.4)	(1.4)	(1.5)	(1.5)
Deferred taxes	---	---	---	---	---	---	---
Average tangible assets	$2,537.0	$3,056.2	$3,061.8	$2,036.6	$1,978.1	$1,936.2	$1,952.2

Operating return on average tangible assets	1.27%	1.50%	1.43%	0.79%	1.13%	1.13%	1.13%

Average equity
Average equity	$318.8	$475.5	$481.2	$153.9	$156.4	$145.8	$151.5
Goodwill	(123.5)	(243.2)	(239.4)	(3.6)	(3.6)	(3.4)	(3.5)
Core deposit and other intangible assets	(8.2)	(14.6)	(15.3)	(1.4)	(1.4)	(1.5)	(1.5)
Deferred taxes	0.9	1.7	1.7	---	---	---	---
Average tangible equity	$188.0	$219.4	$228.2	$148.9	$151.4	$140.9	$146.5

Operating return on average tangible equity	17.09%	20.83%	19.21%	10.77%	14.80%	15.55%	15.11%

At end of quarter:
Total assets
Total assets	$3,332.4	$3,332.4	$3,291.2	$1,982.7	$2,012.6	$1,954.8	$1,954.8
Goodwill	(244.8)	(244.8)	(243.1)	(3.6)	(3.6)	(3.6)	(3.6)
Core deposit and other intangible assets	(14.2)	(14.2)	(14.9)	(1.4)	(1.4)	(1.5)	(1.5)
Deferred taxes	---	---	---	---	----	---	---
Total tangible assets	$3,073.4	$3,073.4	$3,033.2	$1,977.7	$2,007.6	$1,949.7	$1,949.7

Total equity
Total equity	$476.6	$476.6	$480.9	$153.6	$151.8	$152.3	$152.3
Goodwill	(244.8)	(244.8)	(243.1)	(3.6)	(3.6)	(3.6)	(3.6)
Core deposit and other intangible assets	(14.2)	(14.2)	(14.9)	(1.4)	(1.4)	(1.4)	(1.4)
Deferred taxes	1.7	1.7	1.7	---	---	---	---
Total tangible equity	$219.3	$219.3	$224.6	$148.6	$146.8	$147.3	$147.3

Tangible book value at end of period	$9.57	$9.57	$9.73	$12.01	$11.92	$12.04	$12.04
Tangible equity to assets	7.14%	7.14%	7.41%	7.51%	7.31%	7.55%	7.55%

(1) Net of related tax effect